LOOMIS SAYLES SECURITIZED ASSET FUND

(the “Fund”)

Supplement dated May 7, 2010 to the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Prospectus dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, Fan Hu no longer serves as portfolio manager of the Fund. All references to Ms. Hu are removed.

Alessandro Pagani and Clifton Rowe continue to serve as portfolio managers of the Fund.

LOOMIS SAYLES SECURITIZED ASSET FUND

(the “Fund”)

Supplement dated May 7, 2010 to the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Statement of Additional Information dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, Fan Hu no longer serves as portfolio manager of the Fund. All references to Ms. Hu are removed.

Alessandro Pagani and Clifton Rowe continue to serve as portfolio managers of the Fund.